UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2009

Savient Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	0-15313	13-3033811
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Tower Center East Brunswick, NJ	08816
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 418-9300

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

b) On February 12, 2009, Brian Hayden was terminated as Senior Vice President, Chief Financial Officer & Treasurer of Savient Pharmaceuticals, Inc. (the "Company").

(c) On February 12, 2009, David Gionco, age 48, was appointed Vice President, Chief Financial Officer & Treasurer of the Company and will serve as principal financial officer of the Company.

Mr. Gionco joined the Company in February 2006 as Vice President of Corporate Finance and Controller. From August 2004 to February 2006, Mr. Gionco served as Acting Chief Financial Officer/Director of Finance and Controller of Odyssey Pharmaceuticals, a specialty pharmaceuticals company. From July 2003 through August 2004, he served as the Director of Finance for Progenics Pharmaceuticals. Mr. Gionco has spent more than 18 years in the pharmaceutical industry in various audit, corporate accounting, financial planning, finance and controller roles at several pharmaceutical companies, including Medco Health Solutions, Inc. and Merck & Co. In addition, Mr. Gionco has seven years of financial auditing experience with Edward Isaacs & Company, a public accounting firm that was acquired in 2000 by McGladrey & Pullen. Mr. Gionco holds a B.S. in Accounting from Fairleigh Dickinson University and an MBA from Rutgers University.

In connection with his appointment as Vice President, Chief Financial Officer & Treasurer the Company entered into an Amended and Restated Employment Agreement (the "Agreement") with Mr. Gionco on February 12, 2009.

Pursuant to the terms of the Agreement, Mr. Gionco is entitled to an annual base salary of $280,000. Additionally, if the Company terminates Mr. Gionco's employment at any time for any reason other than cause, or if Mr. Gionco terminates his employment for good reason, Mr. Gionco will be entitled to receive his base salary and benefits as set forth in the Agreement for a period of 52 weeks. In the event Mr. Gionco's employment is terminated due to disability, he will be entitled to a pro rata portion of his short-term equity incentive award for the year in which the disability occurred.

The terms "cause", "good reason" and "disability" are defined in the Agreement, attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. This summary of the Agreement is qualified in its entirety by the terms and conditions of the Agreement.

The full text of the press release issued in connection with the termination of Mr. Hayden and the appointment of Mr. Gionco is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
d) Exhibits See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Savient Pharmaceuticals, Inc. (Registrant)

Date: February 19, 2009	By:	/s/ Philip K. Yachmetz
SVP, General Counsel

EXHIBIT INDEX

EX-10.1	Amended and Restated Employment and Confidentiality Agreement dated February 12, 2009

EX-99.1	Press Release dated February 12, 2009